ING Investors Trust

ING American Funds World Allocation Portfolio

Prospectus dated September 15, 2008

ING Oppenheimer Active Asset Allocation Portfolio

Service Class Prospectus dated October 1, 2008

Supplement dated October 14, 2008

Effective immediately, the section of the above named Prospectuses entitled “Portfolio Holdings Disclosure Policy” is amended to add the following sentence to that section:

“A Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.”

In addition, the Prospectuses are amended to reflect that each Portfolio will post its portfolio holdings 10 (instead of 30) calendar days following the end of the previous calendar month (i.e., release June 30 data on July 11).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING Investors Trust

ING American Funds World Allocation Portfolio

Statement of Additional Information (“SAI”) dated September 15, 2008

ING Oppenheimer Active Asset Allocation Portfolio

Service Class SAI dated October 1, 2008

Supplement Dated October 14, 2008

Effective immediately, the section of the above named SAIs entitled “Disclosure of the Portfolios’ Portfolio Holdings” is amended to add the following sentence to the second paragraph of that section:

“A Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.”

In addition, the SAIs are amended to reflect that each Portfolio will post its portfolio holdings 10 (instead of 30) calendar days following the end of the previous calendar month (i.e., release June 30 data on July 11).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE